West Pharmaceutical Services, Inc. Second-Quarter 2017 Analyst Conference Call 9 a.m. Eastern Time, July 27, 2017 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com  To participate on the call please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International). − The conference ID is 47244012  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, August 3, 2017, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID 47244012 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second-quarter 2017 and management’s discussion of those results during today’s conference call.

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. 2 |

Second-Quarter 2017 Results * Excluding the impact from translational changes in foreign exchange  Net sales of $397.6 million, a new record high, representing 3.9% organic sales growth* ‒ Proprietary Products organic sales growth of 2.2% ‒ Contract-Manufactured Products organic sales growth of 10.5%  Gross profit margin decreased year-over-year by 300 basis points and adjusted operating profit margin by 190 basis points  SmartDose® and Daikyo Crystal Zenith® products – strong double-digit organic sales growth  Reported diluted EPS of $0.51. Adjusted diluted EPS of $0.66, a 12% increase over prior-year adjusted diluted EPS. This includes a $0.13 favorable EPS impact from tax benefits associated with stock-based compensation expenses. 3 |

Organic Sales Growth 4 | Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Updated FY 2017E Guidance Overall Organic Sales Growth 8.2% 10.0% 7.7% 8.7% 3.9% ~6% Pharma HSD MSD HSD DD MSD HSD Generics DD HSD (MSD) (MSD) (MSD) (L/MSD) Biologics HSD DD DD MSD MSD HSD Contract Manufacturing MSD MSD DD DD DD HSD Abbreviations: LSD – low-single digit; L/MSD – low-to-mid single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

2017 Revised Outlook  2017 net sales range: $1.585 billion to $1.600 billion, compared to a prior range of $1.585 billion to $1.610 billion  Full-year 2017 net sales organic sales growth guidance of approximately 6%, compared to a prior range of 7% to 9%. Current exchange rates provide a sales tailwind in the second-half of 2017.  2017 adjusted-diluted EPS(1) guidance: $2.66 to $2.73, compared to a prior range of $2.66 to $2.78  Remain confident in our long-term growth drivers of 6-8% annual organic sales growth and margin expansion (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 12-15, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. 5 | Third-quarter 2017 adjusted-diluted EPS expected to be flat year-over-year

6 | Second Quarter 2017 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 12-15 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended June 30, 2017 2016 Reported Net Sales $397.6 $388.0 Net Sales at Constant Currency(1) $403.2 $388.0 Gross Profit Margin 31.4% 34.4% Reported Operating Profit $42.7 $61.2 Adjusted Operating Profit(1) $53.8 $59.7 Diluted EPS $0.51 $0.60 Adjusted Diluted EPS(1) $0.66 $0.59

$397.6 $14.9 $388.0 2016 Volume & Mix Sales Price Currency 2017 $0.3 ($5.6) Change in Consolidated Sales Second quarter 2016 to 2017 ($ millions) 7 |

31.4% (0.4%) (1.0%) (1.7%) 0.1% 34.4% 2016 Net Currency Raw Material Volume & Mix Plant OH & Other 2017 Change in Gross Profit Margin % Second quarter 2016 to 2017 8 |

Change in SG&A Costs Second quarter 2016 to 2017 ($ millions) $60.6 $0.5 $0.7 $0.9 $1.1 $1.3 $62.5 2016 Comp and Benefits Currency Translation Incentive & Stock Comp US Pension Other 2017 16.1% of Sales 15.2% of Sales 9 |

Cash Flow and Balance Sheet Metrics ($ millions) 10 | CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Six Months Ended June 30, 2017 2016 Depreciation and amortization $46.8 $45.0 Operating cash flow (1) $106.0 $79.2 Capital expenditures $67.0 $74.0 As of June 30, 2017 As of December 31, 2016 Cash and cash equivalents $226.6 $203.0 Debt $229.5 $228.6 Equity $1,242.4 $1,117.5 Net debt-to-total invested capital 0.2% 2.2% Working capital $428.8 $400.9 (1) 2017 includes a tax benefit of $25.5 million associated with the adoption of guidance issued by the Financial Accounting Standards Board regarding share-based payment transactions.

2017 Full-Year Guidance ($ millions, except EPS) (1) (2) (3) (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.14 for 2017. Actual results will vary as a result of variability of exchange rates, among other items. (2) Assumes no non-recurring items in 2017. (3) Includes previously-discussed tax benefit of $25.5 million ($0.34 per diluted share). 2017 Updated Guidance Prior Guidance Proprietary Products net sales $1,240 to $1,250 $1,245 to $1,260 Contract-Manufactured Products net sales $345 to $350 $340 to $350 Consolidated net sales $1,585 to $1,600 $1,585 to $1,610 Consolidated gross profit margin (% of net sales) 32.7% to 33.3% 34.4% to 34.8% Full-year adjusted diluted EPS (1) (2) (3) $2.66 to $2.73 $2.66 to $2.78 11 |

Today’s release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 12 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 12-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 13 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Three months ended June 30, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $42.7 $2.9 $38.8 $0.51 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $53.8 $2.9 $49.9 $0.66 Six months ended June 30, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $104.0 $5.1 $99.7 $1.32 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $115.1 $5.1 $110.8 $1.47

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 12-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 14 | Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended June 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $312.8 $84.9 $(0.1) $397.6 Effect of changes in currency translation rates 5.1 0.5 - 5.6 Net sales at constant currency (Non-GAAP)(1) $317.9 $85.4 $(0.1) $403.2 Six months ended June 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $621.6 $164.0 $(0.3) $785.3 Effect of changes in currency translation rates 10.3 1.1 - 11.4 Net sales at constant currency (Non-GAAP)(1) $631.9 $165.1 $(0.3) $796.7

15 | Reconciliation of Reported Diluted EPS Guidance to Adjusted Diluted EPS guidance Full Year 2017 Guidance(1) (2) (3) Reported diluted EPS guidance $2.51 to $2.58 Venezuela deconsolidation 0.15 Adjusted diluted EPS guidance $2.66 to $2.73 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 12 and 13, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.14 for the remainder of 2017. Actual results will vary as a result of exchange rate variability. (3) Includes previously-discussed tax benefit of $25.5 million ($0.34 per diluted share). Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 12-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.